Pursuant to Rule 497(e)
Registration No. 033-6502

SUNAMERICA INCOME FUNDS

SUNAMERICA HIGH YIELD BOND FUND

Supplement dated May 29, 2009, to the Prospectus

dated July 29, 2008, as supplemented and amended to date

At a meeting held on May 27, 2009, the Board of Trustees of SunAmerica Income Funds (the “Board”) appointed Wellington Management Company, LLP (“Wellington”) to serve as subadviser to the SunAmerica High Yield Bond Fund (the “Fund”) pursuant to a new subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”), the Fund’s investment adviser, and Wellington (the “New Subadvisory Agreement”), subject to approval by the Fund’s shareholders. The Board has also approved an interim subadvisory agreement between SunAmerica and Wellington (the “Interim Subadvisory Agreement”) that will take effect on July 24, 2009, and which will remain in effect for 150 days from its effective date or until the New Subadvisory Agreement is approved by shareholders, whichever is earlier. The subadvisory agreement between SunAmerica and AIG Global Investment Corp. (“AIGGIC”) that is currently in effect with respect to the Fund (the “Current Subadvisory Agreement”) will remain in effect until July 23, 2009, at which point Wellington will assume management of the Fund pursuant to the Interim Subadvisory Agreement. Pursuant to the Interim Subadvisory Agreement, SunAmerica will pay Wellington a subadvisory fee equal to the subadvisory fee that is currently paid to AIGGIC under the Current Subadvisory Agreement.

At this same meeting, the Board also recommended that a special meeting of shareholders be convened so that shareholders can vote on a proposal to approve the operation of the Fund in a manner consistent with the Fund’s exemptive order from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions (the “Manager of Managers Proposal”).

On or about September 15, 2009, the Fund expects to convene a special meeting of shareholders (the “Special Meeting”) with respect to the Manager of Managers Proposal and the proposal to approve the New Subadvisory Agreement. Shareholders of record on the record date for the Special Meeting will receive proxy materials describing the New Subadvisory Agreement and the Manager of Managers Proposal in greater detail.

Effective July 24, 2009, the third paragraph under the heading “Adviser,” on page 31 of the Prospectus will hereby be deleted in its entirety and replaced by the following:

“Wellington Management Company, LLP (“Wellington”), the subadviser to the High Yield Bond Fund, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington had investment management authority with respect to approximately $420 billion in assets. SunAmerica, and not the Fund, compensates Wellington for its services. Pursuant to the terms of an interim subadvisory agreement between SunAmerica and Wellington (the “Interim Subadvisory Agreement”), effective July 24, 2009, SunAmerica will pay Wellington a subadvisory fee equal to an annual rate of 0.45% of average daily net assets of the High Yield Bond Fund on the first $200 million, 0.35% on the next $300 million and 0.30% thereafter. The Interim Subadvisory Agreement will remain in effect for 150 days from its effective date or until a new subadvisory agreement between SunAmerica and Wellington is approved by the High Yield Bond Fund’s shareholders, whichever is earlier. The Board of Directors approved a new subadvisory agreement between SunAmerica and Wellington (the “New Subadvisory Agreement”), subject to approval by the High Yield Bond Fund’s shareholders. Pursuant to the terms of the New Subadvisory Agreement, SunAmerica would pay Wellington a subadvisory fee equal to an annual rate of 0.40% of average daily net assets of the High Yield Bond Fund on the first $150 million, 0.35% on the next $350 million and 0.30% thereafter.”

Effective July 24, 2009, Christopher A. Jones will replace the team of AIGGIC portfolio managers consisting of Bryan Peterman, John Yovanovic and Tim Lindval (the “AIGGIC Team”) as the portfolio manager of the Fund. Accordingly, on this same date, the paragraph relating to the Fund under the heading “Portfolio Managers” on page 33 of the Prospectus will hereby be deleted in its entirety and replaced with the following:

“High Yield Bond Fund

Christopher A. Jones, CFA

Vice President and Fixed Income Portfolio Manager.

Mr. Jones is a fixed income portfolio manager focusing on the Core High Yield and Core Plus High Yield products. Mr. Jones began his career at Wellington in 1994 as a research analyst in Fixed Income Research, specializing in the quantitative and qualitative review of high yield bonds. Prior to joining the firm, Mr. Jones did research for Foothill Group, an investment management company specializing in distressed debt, and he worked at La Jolla-based Multiple Peptide Systems where he marketed custom molecules to research institutions and other end-users (1989-1992). Mr. Jones earned his MBA in finance from the University of California, Los Angeles (1994) and his BA, cum laude, from the University of California, San Diego (1988). He also holds the Chartered Financial Analyst designation.”

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP4_IFPRO_7-08

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Pursuant to Rule 497(e)
Registration No. 033-6502

SUNAMERICA INCOME FUNDS

SUNAMERICA HIGH YIELD BOND FUND

(the “Fund”)

Supplement dated May 29, 2009, to the Statement of Additional Information (“SAI”)

dated July 29, 2008, as supplemented and amended to date

Effective July 24, 2009, in the fifth paragraph under the heading “The Advisor” on page 57 of the SAI, all references to “High Yield Bond Fund” will hereby be deleted. In addition, the following paragraph will hereby be inserted after the fifth paragraph under the heading “The Advisor” on page 57:

“Wellington Management Company, LLP (“Wellington”), the subadviser to the High Yield Bond Fund, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington had investment management authority with respect to approximately $420 billion in assets. SunAmerica, and not the Fund, compensates Wellington for its services. Pursuant to the terms of an interim subadvisory agreement between Wellington and SunAmerica (the “Interim Subadvisory Agreement”) effective July 24, 2009, SunAmerica will pay Wellington a subadvisory fee equal to an annual rate of 0.45% of average daily net assets of the High Yield Bond Fund on the first $200 million, 0.35% on the next $300 million and 0.30% thereafter. The Interim Subadvisory Agreement will remain in effect for 150 days from its effective date or until a new subadvisory agreement between SunAmerica and Wellington is approved by the High Yield Bond Fund’s shareholders, whichever is earlier. The Board of Directors approved a new subadvisory agreement between SunAmerica and Wellington (the “New Subadvisory Agreement”), subject to approval by the High Yield Bond Fund’s shareholders. Pursuant to the terms of the New Subadvisory Agreement, SunAmerica would pay Wellington a subadvisory fee equal to an annual rate of 0.40% of average daily net assets of the High Yield Bond Fund on the first $150 million, 0.35% on the next $350 million and 0.30% thereafter.”

In addition, the last paragraph on page 58, will hereby be deleted in its entirety and replaced by the following:

“Pursuant to the Subadvisory Agreement between SunAmerica and AIGGIC with respect to the Strategic Bond Fund and Tax Exempt Insured Fund, as compensation for its services to the Funds, AIGGIC receives a fee from SunAmerica, payable monthly, computed daily at the following annual rates:

Fund	Fee
Strategic Bond Fund	0.350% on the first $200 million 0.250% on the next $300 million 0.200% thereafter

Tax Exempt Insured Fund	0.250% on the first $200 million 0.220% on the next $300 million 0.15% thereafter

Additionally, effective July 24, 2009, Christopher A. Jones will replace the team of AIGGIC portfolio managers consisting of Bryan Peterman, John Yovanovic and Tim Lindval (the “AIGGIC Team”) as the portfolio manager of SunAmerica High Yield Bond Fund. Accordingly, under the heading “Additional Information about the Portfolio Managers,” in the chart on page 61 of the SAI, the information relating to the High Yield Bond Fund is hereby deleted in its entirety and replaced with the following:

			Other Accounts (as of March 31, 2009)
			Number of Other Accounts Managed and Total Assets (in millions) by Account			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance Based
Fund	Advisers/ Subadviser	Portfolio Manager	RIC	OPI	OA	RIC	OPI	OA
High Yield Bond Fund	Wellington	Christopher A. Jones	8	8	10	0	0	4
			$569.2	$1,989.4	$2,292.4	N/A	N/A	$298.1

Additionally, effective July 24, 2009, on page 62 of the SAI, the following information will hereby be added to the end of the chart under the heading “Fund Ownership”:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Owned by Portfolio Managers (as of March 31, 2009)
Christopher A. Jones	None

Additionally, effective July 24, 2009, on page 62 of the SAI, the following will hereby be inserted after the section titled “SunAmerica’s Portfolio Manager Compensation”:

“Wellington’s Portfolio Manager Compensation

Wellington receives a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and SunAmerica Asset Management Corp. on behalf of the Fund. Wellington pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of March 31, 2009.

Wellington’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington’s employees are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager’s manager, using guidelines established by Wellington’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund managed by the Portfolio Manager and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the applicable benchmark over one and three year periods, with an emphasis on three year results. Wellington applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington’s business

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operations. Senior management at Wellington may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.”

Additionally, effective July 24, 2009, on page 63 of the SAI, the following paragraph will hereby be inserted at the end of the section titled “Potential Conflicts of Interest”:

Wellington

Individual investment professionals at Wellington manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington receives for managing the Fund. Because incentive payments paid by Wellington to the Portfolio Manager are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington’s investment professionals. Although Wellington does not track the time an investment professional spends on a single account, Wellington does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.”

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Additionally, effective July 24, 2009, the second paragraph under the heading “Personal Securities Trading,” on page 63 will hereby be deleted in its entirety and replaced with the following:

“Each of AIGGIC and Wellington (the “Subadvisers”) has adopted a written Code of Ethics. Further, the Subadvisers report to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust insofar as such violations related to the Trust. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons”

Capitalized terms used herein but not defined have the meanings assigned to them in the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP4_IFPRO_7-08

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